Vistance Networks to Sell its RUCKUS Networks Business to Belden Inc. for $1.846 Billion

Richardson, TX, April 30, 2026 – Vistance Networks (NASDAQ: VISN), a global provider of intelligent network solutions, announced today it has entered into a definitive agreement to sell its RUCKUS Networks business to Belden Inc. (NYSE: BDC) for $1.846 billion in cash, to be paid by Belden at closing. The sale is expected to close in the second half of 2026, subject to customary closing conditions, including receipt of applicable regulatory approvals.

The Company expects net proceeds after taxes and transaction expenses to be approximately $1.7 billion. The Company expects to distribute a significant portion of the excess cash to shareholders as a special distribution within 60 days following the closing of the proposed transaction. The exact amount and timing of the distribution will be determined by the Board after closing and taking into account all relevant factors.

“I’m pleased to announce this transaction, which unlocks additional equity value and allows us to return cash to our shareholders, while providing a strategic, complementary fit for our RUCKUS business,” said Chuck Treadway, CEO, Vistance Networks. “This transaction will allow us to focus on the Aurora Networks business. Our financial flexibility creates continued opportunity to further invest, both organically and inorganically, in developing next generation technology for our customers.”

The release will be followed by an 8:30 a.m. Eastern conference call in which management will discuss the transaction and first quarter 2026 results.

The live, listen-only audio of the call will be available through a link on the Events and Presentations page of Vistance Networks’ Investor Relations website.

The webcast replay will be archived on Vistance Networks’ website for a limited time following the conference call.

Advisors

Moelis & Company LLC is acting as financial advisor to Vistance Networks. Alston & Bird LLP are acting as legal advisors to Vistance Networks.

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Vistance Networks, Aurora Networks, Ruckus Networks and their logos are trademarks of Vistance Networks, Inc. and/or its affiliates in the U.S. and other countries. For additional trademark information see https://www.vistancenetworks.com. All other product names, trademarks and registered trademarks are property of their respective owners.

About Vistance Networks:

Vistance Networks (NASDAQ: VISN) shapes the future of communications technology, pushing past what is possible. We deliver solutions that bring reliability and performance to a world always in motion. Our global team of innovators and employees are trusted advisors who listen to customers first, then deliver value. Discover more at www.vistancenetworks.com.

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News Media Contact:

Luke Hamer

Luke.Hamer@vistancenetworks.com

Financial Contact:

Jenny Thompson

Jenny.Thompson@vistancenetworks.com

This press release includes certain statements that constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect our current views with respect to future events and financial performance. These forward-looking statements are generally identified by their use of such terms and phrases as “intend,” “goal,” “estimate,” “expect,” “project,” “projections,” “plans,” “potential,” “anticipate,” “should,” “could,” “designed to,” “foreseeable future,” “believe,” “think,” “scheduled,” “outlook,” “target,” “guidance” and similar expressions, although not all forward-looking statements contain such terms. This list of indicative terms and phrases is not intended to be all-inclusive.

These forward-looking statements are subject to various risks and uncertainties, many of which are outside our control, including, without limitation, the occurrence of any event, change or other circumstances that could give rise to the termination of the purchase agreement for the Ruckus transaction; the inability to complete the proposed transaction due to the failure to satisfy any of the conditions to completion of the proposed transaction, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction; risks related to disruption of management’s attention from the Company’s ongoing business operations due to the transaction; the effect of the announcement of the proposed transaction on the Company’s relationships, operating results and business generally; the risk that the proposed transaction will not be consummated in a timely manner; exceeding the expected costs of the transaction; our dependence on customers’ capital spending on data, communication and entertainment equipment, which could be negatively impacted by a regional or global economic downturn, among other factors; the potential impact of higher than normal inflation; concentration of sales among a limited number of customers and channel partners; risks associated with our sales through channel partners; changes to the regulatory environment in which we and our customers operate; changes in technology; industry competition and the ability to retain customers through product innovation, introduction, and marketing; changes in cost and availability of key raw materials, components and commodities and the potential effect on customer pricing and timing of delivery of products to customers; risks related to our ability to implement price increases on our products and services; risks associated with our dependence on a limited number of key suppliers for certain raw materials and components; risks related to the successful execution of our transformation initiative and other cost saving initiatives; potential difficulties in realigning global manufacturing capacity and capabilities among our global manufacturing facility or those of our contract manufacturers that may affect our ability to meet customer demands for products; possible future restructuring actions; the risk that our manufacturing operations, including our contract manufacturers on which we rely, encounter capacity, production, quality, financial or other difficulties causing difficulty in meeting customer demands; our ability to incur indebtedness at acceptable interest rates or at all; our ability to generate cash to service any future indebtedness; the ability to recognize the expected benefits of the proposed transaction, and prior sale transactions, including the expected financial performance of Vistance Networks following the transaction and prior sale transactions; the effect of the proposed transaction and prior sale transactions on the ability of Vistance Networks to retain and hire key personnel and maintain relationships with its key business partners and customers, and others with whom it does business, or on its operating results and businesses generally; the response of Vistance Network’s competitors, creditors and prior stakeholders to the proposed transaction and prior sale transactions; potential litigation relating to the proposed transaction and prior sale transactions; our ability to integrate and fully realize anticipated benefits from prior or future divestitures, acquisitions or equity investments; possible future additional impairment charges for fixed or intangible assets, including goodwill; our ability to attract and retain qualified key employees; labor unrest; product quality or performance issues, including those associated with our suppliers or contract manufacturers, and associated warranty claims; our ability to maintain effective management information technology systems and to successfully implement major systems initiatives; cyber-security incidents, including data security breaches, ransomware or computer viruses; the use of open standards; the long-term impact of climate change; significant international operations exposing us to economic risks like variability in foreign exchange rates and inflation, as well as political and other risks, including the impact of wars, regional conflicts and terrorism; our ability to comply with governmental anti-corruption laws and regulations worldwide; the impact of export and import controls and sanctions worldwide on our supply chain and ability to compete in international markets; changes in the laws and policies in the U.S. affecting trade, including the risk and uncertainty related to tariffs or potential trade wars and potential changes to laws and policies, that may impact our products and costs; the costs of protecting or defending intellectual property; costs and challenges of compliance with domestic and foreign social and environmental laws; the impact of litigation and similar regulatory proceedings in which we are involved or may become involved, including the costs of such litigation; the scope, duration and impact of disease outbreaks and pandemics, such as COVID-19, on our business, including employees, sites, operations, customers, supply chain logistics and the global economy; our stock price volatility; income tax rate variability and ability to recover amounts recorded as deferred tax assets; and other factors beyond our control.

These and other factors are discussed in greater detail under the heading "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in our Annual Report on Form 10-K for the year ended December 31, 2025 and may be updated from time to time in our annual reports, quarterly reports, current reports and other filings we make with the Securities and Exchange Commission. Although the information contained in this press release represents our best judgment as of the date of this release based on information currently available and reasonable assumptions, we can give no assurance that the expectations will be attained or that any deviation will not be material. Given these uncertainties, we caution you not to place undue reliance on these forward-looking statements, which speak only as of the date made. We are not undertaking any duty or obligation to update this information to reflect developments or information obtained after the date of this press release, except to the extent required by law.

Source: Vistance Networks